UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                      October 23, 2007
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE/ELECTION OF DIRECTORS
SIGNATURES

ITEM 5.02 DEPARTURE/ELECTION OF DIRECTORS
     Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”), recently announced the following changes to its board of directors.
     Mr. Alfred Wanner, 60, was appointed on an interim basis to represent Dairy Region 53, effective as of September 20, 2007. Mr. Wanner, along with his wife Carolynne, and his sons, John and Matt, own and operate Wanner’s Pride-N-Joy Farm, LLC, where they milk approximately 600 Holstein cows and farm approximately 640 acres of corn, alfalfa and rye. Mr. Wanner also serves on the boards of Genex Cooperative and Cooperative Resources International. Mr. Wanner’s partial term runs until February 2008, at which point he will stand for re-election.
     Mr. Gordon Hoover, the former director from Dairy Region 53, was required, pursuant to the Company’s By-Laws, to resign from the board upon the sale of his dairy operations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: October 23, 2007	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President & Chief Financial Officer